UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2018

Hercules Capital, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-00702	74-3113410
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 Hamilton Ave., Suite 310 Palo Alto, CA	94301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 289-3060

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Securitization Transaction

On November 1, 2018, Hercules Capital, Inc. (the “Company”) completed a term debt securitization in connection with which an affiliate of the Company made an offering of $200,000,000 in aggregate principal amount of fixed-rate asset-backed notes (the “Notes”), which Notes were rated A(sf) by Kroll Bond Rating Agency, Inc. The Notes were issued by Hercules Capital Funding Trust 2018-1 pursuant to a note purchase agreement, dated as of October 25, 2018, by and among the Company, Hercules Capital Funding 2018-1 LLC, as Trust Depositor (the “Trust Depositor”), Hercules Capital Funding Trust 2018-1, as Issuer (the “Issuer”), and Guggenheim Securities, LLC, as Initial Purchaser, and are backed by a pool of senior loans made to certain portfolio companies of the Company and secured by certain assets of those portfolio companies and are to be serviced by the Company. The outstanding principal balance of the pool of loans as of September 30, 2018 was approximately $284,761,977. Interest on the Notes will be paid, to the extent of funds available, at a fixed rate of 4.605% per annum. The Notes have a stated maturity of November 22, 2027.

As part of this transaction, the Company entered into a sale and contribution agreement with the Trust Depositor under which the Company has agreed to sell or has contributed to the Trust Depositor certain senior loans made to certain portfolio companies of the Company (the “Loans”). The Company has made customary representations, warranties and covenants in the sale and contribution agreement with respect to the Loans as of the date of their transfer to the Trust Depositor. The Company also obtained consents that were necessary under its credit agreements with Wells Fargo Capital Finance, LLC and MUFG Union Bank, N.A. in order to transfer certain loans as part of the securitization.

In connection with the issuance and sale of the Notes, the Company has made customary representations, warranties and covenants in the note purchase agreement. The Notes are secured obligations of the Issuer and are non-recourse to the Company. The Issuer also entered into an indenture governing the Notes, which indenture includes customary representations, warranties and covenants. The Notes were sold without being registered under the Securities Act of 1933, as amended (the “Securities Act”), (a) in the United States, to “qualified institutional buyers” in compliance with the exemption from registration provided by Rule 144A under the Securities Act who are “qualified purchasers” for purposes of Section 3(c)(7) under the Investment Company Act of 1940, as amended and (b) outside the United States, to entities which are not “U.S. Persons” (as defined under Regulation S under the Securities Act, “Regulation S”) in compliance with Regulation S. In addition, the Trust Depositor entered into an amended and restated trust agreement, which includes customary representation, warranties and covenants.

The Loans will be serviced by the Company pursuant to a sale and servicing agreement, which contains customary representations, warranties and covenants. The Company will perform certain servicing and administrative functions with respect to the Loans. The Company will be entitled to receive a monthly fee from the Issuer for servicing the Loans. This servicing fee will equal the product of one-twelfth (or in the case of the first payment date, a fraction equal to the number of days from and including September 30, 2018 through and including November 19, 2018 over 360) of 2.00% and the aggregate outstanding principal balance of the Loans, excluding all defaulted Loans and all purchased Loans, as of the first day of the related collection period (the period from the 5th day of the immediately preceding calendar month through the 4th day of the calendar month in which a payment date occurs, and for the first payment date, the period from and including September 30, 2018, to the close of business on November 4, 2018).

The Company will also serve as administrator to the Issuer under an administration agreement, which includes customary representations, warranties and covenants.

The foregoing descriptions of the sale and servicing agreement, the sale and contribution agreement, the note purchase agreement, the administration agreement, the indenture and the amended and restated trust agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the sale and servicing agreement, the sale and contribution agreement, the note purchase agreement, the administration agreement, the indenture and the amended and restated trust agreement filed with this report as Exhibits 10.1, 10.2, 10.3, 10.4, 4.1, and 4.2, respectively, and which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Form 8-K is incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Document

4.1	Indenture, dated as of November 1, 2018, between Hercules Capital Funding Trust 2018-1, as Issuer, and U.S. Bank National Association, as Trustee.

4.2	Amended and Restated Trust Agreement, dated as of November 1, 2018, between Hercules Capital Funding 2018-1 LLC, as Trust Depositor, and Wilmington Trust, National Association, as Owner Trustee.

10.1	Sale and Servicing Agreement, dated as of November 1, 2018, by and among Hercules Capital Funding Trust 2018-1, as Issuer, Hercules Capital, Inc., as Seller and Servicer, Hercules Capital Funding 2018-1 LLC, as Trust Depositor, and U.S. Bank National Association, as Trustee, Backup Servicer, Custodian and Securities Intermediary.

10.2	Sale and Contribution Agreement, dated as of November 1, 2018, between Hercules Capital, Inc., as Seller, and Hercules Capital Funding 2018-1 LLC, as Trust Depositor.

10.3	Note Purchase Agreement, dated as of October 25, 2018, by and among Hercules Capital, Inc., as Originator and Servicer, Hercules Capital Funding 2018-1 LLC, as Trust Depositor, Hercules Capital Funding Trust 2018-1, as Issuer, and Guggenheim Securities, LLC, as Initial Purchaser.

10.4	Administration Agreement, dated November 1, 2018, by and among Hercules Capital, Inc., as Administrator, Hercules Capital Funding Trust 2018-1, as Issuer, Wilmington Trust National Association, as Owner Trustee, and U.S. Bank National Association, as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES CAPITAL, INC.

November 2, 2018	By:	/s/ Melanie Grace
Melanie Grace General Counsel and Secretary